Swap Schedule

SCHEDULE

to the

Master Agreement

dated as of February 1, 2007

between

CREDIT SUISSE INTERNATIONAL	and	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR HOME EQUITY ASSET TRUST 2007-1
_______________________________________ ("Party A")		_________________________________________ ("Party B")

Part 1

Termination Provisions.

(a)

"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

(b)

"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)

Certain Events of Default.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A’s failure to comply with Part 5(b) herein.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case Section 5(a)(iii)(1) will apply to Party B.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B.  "Specified Indebtedness" shall have the meaning specified in Section 14 of this Agreement and "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that in respect of Party B, (i) clause (2) thereof shall not apply, (ii) clause (4) thereof shall not apply to Party B to the extent that the relevant proceeding is instituted by Party A in breach of Party A's agreement in Part 5(h) of this Schedule, (iii) the words "seeks or" shall be deleted from clause (6) thereof and any appointment that is effected by or pursuant to the transaction documents shall not constitute an Event of Default under such clause (6), (iv) clause (7) thereof shall not apply, (v) clause (8) thereof shall apply only to the extent not inconsistent with clauses (i) to (iv) of this sentence and (vi) clause (9) thereof shall not apply.

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

Notwithstanding anything to the contrary in Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under any Credit Support Document shall not be an Event of Default unless (A) a Ratings Event has occurred and at least 30 Local Business Days (10 Local Business Days when the Ratings Event relates only to S&P’s ratings and 30 calendar days when the Rating Events relate only to Fitch or Moody’s ratings) have elapsed since the last time the Ratings Event had not occurred or was not continuing and (B) such failure is not remedied on or before the third Local Business Day after notice of such Ratings Event is given to Party A.

(d)

Termination Events.  The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B; provided that in the event that Party A is the Affected Party in respect of an event described in Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date pursuant to such Section 5(b)(iii).

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)

The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Loss will apply, subject to Part 5(z).

(ii)

The Second Method will apply.

(g)

"Termination Currency" means United States Dollars.

(h)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)

Each of the following shall constitute an Additional Termination Event with Party A as sole Affected Party:

(a)

An S&P Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(2) and a Ratings Event has neither occurred nor is continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(a) shall not constitute an Event of Default.

(b)

A Moody's Collateralization Event has occurred and is continuing, and Party A has failed to comply with or perform any obligation to deliver collateral under the Credit Support Annex and 30 Local Business Days or more have elapsed since the last time that no Moody's Collateralization Event had occurred and was continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(b) shall not constitute an Event of Default (unless such event constitutes a failure to post collateral pursuant to the terms of the Credit Support Annex in breach of Part 5(b)(4)).

(c)

A Fitch Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(2) and a Ratings Event has neither occurred nor is continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(c) shall not constitute an Event of Default (unless such event constitutes a failure to post collateral pursuant to the terms of the Credit Support Annex in breach of Part 5(b)(4)).

(d)

A Ratings Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(b)(4) and, in the case of a Moody's Ratings Event, (i) at least one Eligible Replacement has made a Live Bid to be the transferee of a transfer to be made in accordance with the terms hereof and/or (ii) at least one entity that satisfies the Hedge Counterparty Ratings Requirements is able to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement subject to the satisfaction of the S&P Ratings Condition.  The failure by Party A to comply with or perform any obligation (other than the obligation to post collateral pursuant to the terms of the Credit Support Annex) to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(b)(4) will constitute an Additional Termination Event and not an Event of Default.

(ii)

The Pooling and Servicing Agreement dated as of January 1, 2007 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, DLJ Mortgage Capital, Inc. as Seller, Wells Fargo Bank, N.A. as Servicer, Select Portfolio Servicing, Inc. as Servicer and Modification Oversight Agent, Clayton Fixed Income Services Inc. as Credit Risk Manager, and U.S. Bank National Association as Trustee for Home Equity Asset Trust 2007-1, as amended and supplemented from time to time (the PSA or the Pooling and Servicing Agreement) or other transaction document is amended or modified (other than an amendment or modification solely to accommodate replacement agents to the transaction , e.g., Servicer, Credit Risk Manager) without the prior written consent of Party A, where such consent is required under the terms of the PSA (such consent not to be unreasonably withheld).  For all purposes hereunder, including in the Credit Support Annex and each Confirmation, “Trustee” shall mean the trustee for the Supplemental Interest Trust under the PSA.

(iii)

The termination of the Trust pursuant to Article IX of the PSA, provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, either party may designate an Early Termination Date in respect of this Additional Termination Event.

(iv)

Upon the occurrence of a Swap Disclosure Event (as defined in Part 5(v) below) Party A has not, within 10 days after such Swap Disclosure Event, complied with any of the provisions set forth in Part 5(v)(iii) below.  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of an Additional Termination Event described in this Part 1(h)(iv).

Part 2

Tax Representations.

(a)

Payer Representations. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party B will make any representations.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party B will make any representations.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

Certified copy of the board of directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
Party A and Party B

Incumbency certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party A and B

An opinion of counsel to such party (or, in the case of Party B, counsel to the Trustee) as to the enforceability of this Agreement that is reasonably satisfactory in form and substance to the other party.

		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party B	All opinions of counsel to Party B and counsel to the Servicer, delivered as of the Closing Date	Upon execution of this Agreement	No
Party B	Such other information in connection with the Certificates or the PSA in the possession of Party B as Party A may reasonably request.	Upon request	No
Party B	An executed copy of the PSA .	Within 30 days after the date of this Agreement.	Yes

Part 4.

Miscellaneous.

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

(1)

Address for notices or communications to Party A (other than by facsimile):-

Address:

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Managing Director -

England

Operations Department;

(3)

Managing Director - Legal Department

Telex No.:

264521

Answerback:

CSI G

(For all purposes.)

(2)

For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

Facsimile No.:

44 20 7888 2686

Attention:

Managing Director - Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

Party B:

Address for notices or communications to Party B:

U.S. Bank National Association, Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn: Corporate Trust Structured Finance, Ref. Home Equity Asset Trust 2007-1

 (For all purposes.)(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

Attention:

General Counsel

Legal and Compliance Department

Party B appoints as its Process Agent:  Not applicable.

(c)

Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A.

(f)

Credit Support Document. Credit Support Document means:-

With respect to Party A:  The Credit Support Annex and any guarantee that is provided to Party B pursuant to Part 5 (b) below.

With respect to Party B:  The Credit Support Annex.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5 (b) below, the guarantor providing such guarantee.

Credit Support Provider means in relation to Party B:  Not applicable..

(h)

Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each Transaction hereunder.

(j)

"Affiliate."  "Affiliate" shall have the meaning specified in Section 14 of this Agreement provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement.

Part 5.

Other Provisions.

(a)

Definitions.

Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the PSA.  In the event of any inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)

Downgrade Provisions.

(1)

It shall be a collateralization event (Collateralization Event) if:

(A) with respect to each Relevant Entity, so long as Moody's Investors Service, Inc. (Moody's) is currently rating the Certificates and either (i) such Relevant Entity has both a long-term and short-term rating by Moody's and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A3" or below by Moody's or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "P-2" or below by Moody's, or (ii) no short-term rating is available from Moody’s and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A2" or below by Moody's (such event, a Moody's Collateralization Event), or

(B) with respect to each Relevant Entity, so long as Fitch, Inc. (Fitch) is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A-" or below by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated "F-2" or below by Fitch (such event, a Fitch Collateralization Event), or

(C) with respect to each Relevant Entity, so long as Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "A-2" or below by S&P or (ii) if such Relevant Entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated "A" or below by S&P (such event, an S&P Collateralization Event).

Relevant Entity means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(2)

Without prejudice to Party A's obligations under the Collateral Support Annex, during any period in which a Collateralization Event is occurring, Party A shall, at its own expense and within thirty (30) Business Days of such Collateralization Event (or 30 calendar days, in the case of an S&P Collateralization Event), either (i) post collateral according to the terms of the 1994 ISDA Credit Support Annex to this Schedule, including Paragraph 13 thereof (the Credit Support Annex), (ii) furnish an Eligible Guarantee (as defined below) of Party A's obligations under this Agreement that is (in the case of an S&P Collateralization Event) subject to the satisfaction of the S&P Ratings Condition from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein), or (iii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) is reasonably acceptable to Party B, (b) satisfies the Hedge Counterparty Ratings Requirement and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that (in the case of an S&P Collateralization Event) satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this Part 5(b)(2)(iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).  To the extent that Party A elects or is required to post collateral pursuant to this Part 5(b)(1) following an S&P Collateralization Event, Party A shall deliver to each Rating Agency (with a copy to the Trustee) within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion acceptable to S&P as to the enforceability of the Credit Support Annex and which confirms that, notwithstanding the commencement of a case under the Bankruptcy Code with respect to Party A, the collateral will (a) be available to meet swap obligations notwithstanding the automatic stay and (b) if delivered pre-bankruptcy, will not be subject to recovery as preferences or constructive fraudulent conveyances, in each case subject to standard qualifications and assumptions.

Eligible Guarantee means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

An entity shall satisfy the Hedge Counterparty Ratings Requirement if (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the entity are rated at least "A-1" by S&P or (ii) if the entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the entity are rated at least "A+" by S&P, (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody’s and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such entity are rated at least "P-2" by Moody’s (if such entity has both a long-term and short-term rating from Moody's) or (ii) if such entity does not have a short-term debt rating from Moody’s, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody’s and (c) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F1" by Fitch.  For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

S&P Ratings Condition shall mean prior written confirmation from S&P that a proposed action will not cause the downgrade or withdrawal of the then current ratings of any outstanding Certificates.

Rating Agency shall mean each of S&P, Moody's and Fitch

(3)

It shall be a ratings event (Ratings Event) if at any time after the date hereof (A) so long as S&P is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "BB+" or below by S&P, (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated “B” or below by S&P or (iii) if at any time after the date hereof S&P withdraws all of each Relevant Entity’s ratings and no longer rates any Relevant Entity (such event, an S&P Ratings Event), (B) so long as Moody's is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are unrated or rated "Baa1" or below by Moody’s (or such rating is withdrawn) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn) (such event, a Moody's Ratings Event) or (C) so long as Fitch is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated below "BBB+" by Fitch, or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated below "F-2" by Fitch (such event, a Fitch Ratings Event).

(4)

Following a Ratings Event, Party A shall take the following actions:

(a)

in the case of an S&P Ratings Event, Party A, at its sole expense, shall (i) within 10 Business Days, subject to extension upon satisfaction of the S&P Ratings Condition, of the Ratings Event, obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the S&P Ratings Condition shall be required within such 10 Business Days or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide prior written notice to S&P and the Trustee with respect thereto) and (ii) upon the occurrence of an S&P Ratings Event, post collateral according to the terms of the Credit Support Annex; and

(b)

in the case of a Moody's Ratings Event or a Fitch Ratings Event, Party A, at its sole expense, shall (i) use commercially reasonable efforts to, as soon as reasonably practicable, (A) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement or (B) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (1) is reasonably acceptable to Party B, (2) satisfies the paragraph (b) of the definition of Hedge Counterparty Ratings Requirement and (3) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on substantially the same terms, including rating triggers, credit support documentation and other provisions of this Agreement, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable and (ii) post collateral according to the terms of the Credit Support Annex.

Rating Agency Approval shall mean prior written confirmation from S&P and Moody's that such action will not cause them to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(c)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi) Eligible Contract Participant. It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R. 35) promulgated under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii) Relationship between Party A and Party B. Subject as provided in Part 5(e), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal.  It is acting as principal and not as agent when entering into this Agreement and each Transaction.

(2)

Non-Reliance.  Party A is acting for its own account and with respect to Party B, the Trustee is executing this Agreement as Trustee on behalf of Party B.  Each party has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e)

Transfer.

(i)  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a Transferee) on at least five Business Days’ prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.  Notwithstanding the foregoing, no transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior written consent of the Trustee on behalf of Party B but with prior written notice to S&P and the Trustee, to an Affiliate of Party A that (i) satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to S&P Ratings Condition, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements and (ii) as of the date of such transfer such Affiliate will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless such Affiliate will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; provided that satisfaction of the S&P Ratings Condition will be required unless such transfer is in connection with the assignment and assumption of this Agreement by such an Affiliate without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of such an Affiliate the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

(ii)

 If an Eligible Replacement has made a Firm Offer (which means an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that  (i) this Agreement is executed and delivered by U.S. Bank National Association (the Trustee) not individually or personally but solely as trustee of the Supplemental Interest Trust created pursuant to the PSA (Party B), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only Party B,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of Party B in accordance with the terms of the PSA.

(g)

Party B Representations.  Party B represents that:

(i)

Status.  The Trustee is trustee of Party B whose appointment is valid and effective both under the laws of the State of New York and under the PSA, and the Trustee has the power to own assets in its capacity as trustee of Party B.

(ii)

Powers. In its capacity as trustee of Party B, the Trustee has power under the PSA to execute this Agreement and any other documentation relating to this Agreement that the Trustee is executing and delivering on behalf of Party B, to deliver this Agreement and any other documentation relating to this Agreement that it is required to execute and deliver and to perform the obligations (on behalf of Party B) under this Agreement and any obligations (on behalf of Party B) under any Credit Support Document to which Party B is party and has taken all necessary action to authorize such execution, delivery and performance;

(iii)

No violation or conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to the Trustee or Party B, any provision of the PSA, any order or judgment of any court or other agency of government applicable to the Trustee, Party B or any assets of Party B, or any contractual restriction binding on or affecting the Trustee, Party B or any assets of Party B;

(iv)

Consents. All governmental and other consents that are required have been obtained by Party B with respect to this Agreement or any Credit Support Document to which Party B is party have been obtained and are in full force and effect and all conditions of such consents have been complied with; and

(v)

Obligations binding. The obligation of Party B under this Agreement and any Credit Support Document to which Party B is party constitute legal, valid and binding obligations of Party B, enforceable against Party B in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)) and no circumstances are known to Party B or the Trustee which would or might prevent the Trustee from having recourse to the assets of Party B for the purposes of meeting such obligations.

(h)

Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B or the trust created pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, (ii) from commencing against Party B or any of the Mortgage Loans any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding, or (iii) from taking any action (not otherwise mentioned in this paragraph) which will prevent an impairment of any right afforded to it under the PSA as a third party beneficiary. This provision shall survive termination of this Agreement.

(i)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

(j)

Pooling and Servicing Agreement.  Party B will provide at least ten days' prior written notice to Party A of any proposed amendment or modification to the PSA and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the PSA (such consent not to be unreasonably withheld).

(k)

No Set-off.  Except as expressly provided for in Section 2(c) or Section 6 hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amendded by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(l)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the PSA, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates (other than information provided by Party A for purposes of the disclosure document relating to the Certificates); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(n)

Rating Agency Approval on Amendment.  In addition to the requirements of Section 9, this Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(o)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(p)

Limited Recourse Non-petition.  The liability of Party B in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Supplemental Interest Trust and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the PSA.  Upon application of all of the assets in the Supplemental Interest Trust (and proceeds thereon) in accordance with the PSA, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

(q)

Payments to Party A Subject to Priority of Payments.  Party A hereby agrees that, notwithstanding any provision of this agreement to the contrary, Party B's obligations to pay any amounts owing under Section 6(e) of this Agreement where Party A is either the Defaulting Party or the sole Affected Party (other than pursuant to an Illegality or Tax Event) shall be subject to the payment priority described at Section 4.02 of the PSA and Party A's right to receive payment of such amounts shall be subject to the payment priority described at Section 4.02 of the PSA.

(r)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(s)

Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(t)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(u)

Escrow Payments.  If (whether by reason of the time difference between the cities in which payments or deliveries are to be made or otherwise) it is not possible for simultaneous payments or deliveries to be made on any date on which both parties are required to make payments or deliveries hereunder, either party may at its option and in its sole discretion notify the other party (Section 2(b) of this Agreement notwithstanding) that payments or deliveries on that date are to be made in escrow (such party being the Appointing Party).  In this case, deposit of the payment or delivery due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the Appointing Party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered it into escrow.  The Appointing Party will pay all costs of the escrow arrangements.  The Appointing Party will bear the risk of any failure of its nominated escrow agent to fully and promptly perform the obligations of such escrow agent as contemplated in this Part 5(u)  Any amounts payable or deliveries to be made under this Agreement by the Appointing Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the Appointing Party as of such date (assuming timely payment or delivery on the due date of amounts payable or deliveries to be made by the other party hereto).  Any amounts or deliveries due from the other party, which have been paid or delivered to the escrow agent in accordance with this Part 5(u) (and any instructions in connection therewith given to the other party by the Appointing Party) shall be treated as having been paid or delivered by such other party and received by the Appointing Party as of the date on which they were paid or delivered to the Appointing Party's escrow agent.  The Appointing Party shall cause the escrow arrangements to provide that the other party shall be entitled to interest on any payment due to be deposited first for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11.00 a.m. local time on that day) if that payment is not released by to the other party 5.00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(v)

Compliance with Regulation AB.

(i)

Party A agrees and acknowledges that Depositor (Depositor) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the Exchange Act) (Regulation AB), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)

It shall be a swap disclosure event (Swap Disclosure Event) if, on any Business Day during the term of the Transaction, Depositor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB as a result of the aggregate "significance percentage" exceeding 10%) (the Swap Financial Disclosure).

(iii)

Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall (a) provide to Depositor the Swap Financial Disclosure, (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Rating Agencies, provided, that satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this clause (iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto), which entity (or a guarantor therefor) meets or exceeds the Hedge Counterparty Ratings Requirement and which entity is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the Party A’s obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable with respect to the Counterparty, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(w)

Third Party Beneficiary.

Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of  the Depositor 's rights explicitly specified herein

(x)

Credit Support Default.  Section 5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

"(1) The occurrence of an Event of Default under any Credit Support Document if such Event of Default is continuing after any applicable grace period has elapsed;"

(y)

Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(z)

Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole   Affected Party (other than pursuant to an Illegality or a Tax Event) or (B) the Defaulting Party in   respect of any Event of Default, paragraphs (i) to (vii) below shall apply:

(i)

Notwithstanding Part 1(f) hereof, “Market Quotation” shall apply, and the definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Live Bid which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B based on information provided by the Reference Market-Maker) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(1)

If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); and

(2)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)

For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine, based on information provided by the Reference Market-Maker, whether a Live Bid is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided, however, that notwithstanding the provisions of this Part 5(y), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

(iv)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(v)

If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(vii)

For purposes of this Part 5(z),

“Eligible Replacement” means an entity (A) satisfying the Hedge Counterparty Ratings Requirement or (B) whose present and future obligations owing to Party B are guaranteed pursuant to a guarantee provided by a guarantor satisfying the Hedge Counterparty Ratings Requirements.

“Live Bid” means a firm quotation from a Reference Market-maker that is an Eligible Replacement which, when made, was capable of becoming legally binding upon acceptance.

(aa)

Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(e) above) unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(bb) Applicable Rating Agency.  Rating triggers and other Rating Agency-related provisions in Part 1(h)(1) and Part 5(b) of this Agreement apply only for so long as that particular Rating Agency is rating the certificates to which this transaction relates.

(cc)

Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the Unfunded Amount) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

Credit Suisse International	THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR HOME EQUITY ASSET TRUST 2007-1
By: _/s/ Marleen Nobile Name: Marleen Nobile Title: Authorized Signatory	("Party B")
By: _/s/ Kamel Ouchikh Name: Kamel Ouchikh Title: Authorized Signatory	By U.S. Bank National Association, not in its individual capacity, but solely in its capacity as trustee of Party B
By: _/s/ Becky Warren Name: Becky Warren Title: Assistant Vice President